UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2025

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland 21061

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	GLBZ	Nasdaq Capital Market

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2025, the Board of Directors of Glen Burnie Bancorp (the “Company”) approved the appointment of Todd Capitani as Treasurer and Chief Financial Officer of the Company, and Chief Financial Officer/Executive Vice President and Treasurer of the Company’s wholly-owned subsidiary, The Bank of Glen Burnie (the “Bank”), effective November 17, 2025.

Mr. Capitani, age 59, served as the Chief Financial Officer of Shore Bancshares, Inc. and its predecessor from November 2009 until August 2025. From January 2006 through November 2009, Mr. Capitani was a Senior Manager with Deloitte Consulting, and from 2002 through December 2005 he was a Senior Consultant with Acsys, Inc. From 1998 through 2001 he was Chief Financial Officer of Ruesch International, Inc., a Washington, DC-based financial services company specializing in international B2B payment and foreign exchange solutions for businesses. From 1992 through 1998, Mr. Capitani was an audit managerwith Bertorelli & Company, a San Francisco-based accounting firm, and from 1989 through 1991, he was on the audit staff of Ernst & Young’s San Francisco office. Mr. Capitani received a Bachelor’s degree in business economics with a concentration in accounting from University of California, Santa Barbara in 1989, and became a certified public accountant in 1990.

Under the terms of Mr. Capitani’s employment, he will receive an annual base salary of $270,000, subject to merit increases in the discretion of management, plus benefits. In addition, he is eligible to receive incentive compensation in accordance with the policies of the Bank for its executive officers if certain performance goals are met. Mr. Capitani will also be granted shares of the Company’s common stock pursuant to the Company’s 2019 Equity Incentive Pan, vesting over four years. Mr. Capitani’s employment may be terminated by either party at any time.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit No.

10.1	Employment Letter between The Bank of Glen Burnie and Todd Capitani
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP
(Registrant)

Date: November 18, 2025	By:	/s/ Mark C. Hanna
Mark C. Hanna
Chief Executive Officer